Exhibit 32
CERTIFICATION PURSUANT TO THE 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tribune Publishing Company (the “Company”) on Form 10-Q for the period ended September 27, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Terry Jimenez, Chief Executive Officer, President and Director of the Company, and Michael N. Lavey, Interim Chief Financial Officer, Chief Accounting Officer and Controller of the Company, each hereby certifies, pursuant to 18 U.S.C §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Terry Jimenez
Terry Jimenez
Chief Executive Officer, President and Director
Date:	November 4, 2020

By:	/s/ Michael N. Lavey
Michael N. Lavey
Interim Chief Financial Officer, Chief Accounting Officer and Controller
Date:	November 4, 2020